BARRETT GROWTH FUND	WWW.BARRETTGROWTHFUND.COM	OCTOBER 31, 2006

Dear Fellow Shareholders:

In the first fiscal quarter of 2007 the Barrett Growth Fund registered a 3.89% gain, once again besting its peer group but trailing the S&P 500 Index. As the summary figures below indicate, growth funds continue to lag the S&P 500 over the past year, but the Barrett Growth Fund is outperforming its peer group by a wide margin for the same period.

THE QUARTER IN REVIEW

The decline in oil prices provided a big lift for the stock market this quarter. After reaching a high of $78 per barrel, crude prices finished the quarter barely above $60. Since oil prices began their ascent in 2003, we have contended that the equity market would be constrained until there was a decisive reversal in oil prices. We consider the slowdown in the U.S. economy as the primary reason for the reversal in commodity prices such as oil. The softening in energy prices along with the nationwide slowdown in the housing markets has led to a rally in bond prices as inflationary prices appear to be abating. Second quarter 2006 GDP growth was reported at 2.6% considerably less than the strong first quarter of 5.6%. Investors now expect that the

	Total Return*		Average Annual Return*
	First Quarter	One Year	Five-Year	Since Inception
	07/01/06-	10/01/05-	10/01/01-	12/29/98-
	09/30/06	09/30/06	09/30/06	09/30/06
Barrett Growth Fund	+3.89%	+8.53%	+4.69%	+1.49%
Lipper Large-Cap Growth	+1.85%	+2.46%	+3.56%	(1.94%)
Funds Index1
S&P 500® Index2	+5.67%	+10.79%	+6.97%	+2.54%

1
The Lipper Large-Cap Growth Funds Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 30 largest mutual funds within the Growth Funds category, as reported by Lipper.

2
The S&P 500¨ Index is a capitalization-weighted index of five hundred large capitalization stocks, which is designed to measure broad domestic securities markets. The performance of the S&P 500¨ Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment advisory fees.

*
The performance data quoted represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the performance data shown above. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than their original cost. As economic and market conditions change frequently there can be no assurance that trends described will continue or that forecasts will come to pass. Current performance data to the most recent month end may be obtained by calling (877) 363-6333 toll free. Shares of the Barrett Growth Fund are distributed by T.O. Richardson Securities, Inc., neither an affiliate of the Fund nor the Adviser.

Federal Reserve is finished raising short term rates and may, in fact, begin to reduce rates in early 2007.

PERFORMANCE REVIEW

The best and worst performing securities during the quarter ending September 30, 2006 are shown below:
Best Performers
1. Stryker Corp.	17.8%
2. Cisco Systems	17.7%
3. Microsoft Corp.	17.4%
4. Gilead Sciences, Inc.	16.2%
5. Target Corp.	13.1%

Worst Performers
1. Resmed Inc.	(14.3%)
2. Rowan Cos., Inc.*	(7.4%)
3. Linear Technology Corp.	(7.1%)
4. First Data Corp.	(6.7%)
5. CACI International Inc.	(5.7%)

*   From date of purchase

THE PORTFOLIO

For the first time in years, the energy sector not only posted a negative return this quarter but also was the absolute worst performing sector for the quarter. The best performing sectors in the stock market during the past quarter included telecommunications and financial services, particularly firms involved in capital markets as opposed to traditional banks.

The following pie chart is a graphical depiction of the sector weightings of the portfolio. As the chart indicates, we remain well diversified by sector. The top holdings of the Fund for the quarter ending September 30, 2006 are also listed below.

Top Ten Holdings (Percent of Equity)
1.	Schlumberger Ltd.	3.82%
2.	Microsoft Corp.	3.79%
3.	General Electric Co.	3.62%
4.	L-3 Communications Hldgs Com	3.61%
5.	Millipore Corp.	3.61%
6.	The Goldman Sachs Group	3.47%
7.	Sysco Corp.	3.43%
8.	Biomet, Inc.	3.30%
9.	Procter & Gamble Co.	3.18%
10.	PepsiCo	3.01%

Sector Weightings (Percent of Total Assets)
* Cash is approximately 1.8% of Total Assets

During the quarter we eliminated the positions of Apache Corp., BP PLC, Murphy Oil Corp., EBay, Tribune, Univision and Oracle. During the same time period we added the following new positions to your fund as well as the addition of Western Union which was the result of a spin-off from First Data Corp.

Millipore Corporation (MIL) is a leading provider of consumable and hardware products that are used by pharmaceutical and biotechnology companies in the filtration and purification of their products as they are processed and produced. Manufacturing processes for biologics, particularly for monoclonal antibodies, are separation intensive, often requiring numerous filtration and chromatography steps for clarification, concentration and sterilization. The company is an investment that will benefit from the R&D pipeline and commercialization of drugs for both pharmaceutical and pharmaceutical companies without being dependent on any single drug. The company sells some 5,000 consumable and hardware products, and consumables represent roughly 80% of revenues. The company operates two divisions. One division is focused on improving manufacturing productivity and the other on laboratory productivity. We think the company will see expanding margins and superior earnings growth over the next several years.

Navteq Corp. (NVT) develops the mapping data used for car navigational systems as well as for websites like MapQuest and Rand McNally. As one of the two dominant companies that collects, formats and distributes vast amounts of digital maps and information and many points of interest, Navteq should benefit from the continuing growth of electronic platforms and services. The company has invested over $700 million dollars over the past 20 years developing an extremely robust data library and continues to expand its geographic coverage. The market remains in its infancy as installation rates in new autos remain in the single digits in the U.S. and less than 20% in Europe. The data covers more than 52 countries and 10 million miles of road networks that are licensed to electronic manufacturers such as Garmin and Harman Becker. As navigational systems continue to make their way into more devices, such as cell phones, we think Navteq will continue to grow rapidly through the end of the decade.

Rowan Companies Inc. (RMD) is primarily an offshore and land based driller with an in-house steel manufacturing business that produces equipment for their use as well as for the mining industry. Drilling rigs and equipment are in short supply world wide and international oil companies and national oil companies search for new reserves as well as exploit existing reservoirs. The company is expanding its fleet of land and offshore rigs. The stock has come down during the decline in the energy sector and is now selling at a reasonable valuation. Although investors are concerned about the cyclicality of this business, we think the cycle will last longer than past cycles as the demand for energy reserves remains strong and the supply is tight and in difficult geographical and political regions.

Western Union Company (WU) is a spin off from our investment in First Data. The company facilitates money transfers from consumers to consumers as well as consumers to businesses usually to pay bills or make payments on loans as well as to transfer money to family members in other countries. The company has more than 275,000 locations around the globe and is significantly larger than its competitors. Continued migration of individuals, particularly from poor countries to richer countries, throughout the world is a strong driver of growth for the company. Despite the current controversy over illegal immigration into the U.S., we think the company will benefit from worldwide migration trends and grow at a superior rate.

INVESTMENT OUTLOOK

The S&P 500 has had double digit earnings per share growth for the past 17 quarters. Although we expect this growth rate to moderate as the economy slows, we think earnings will continue to grow in the 10% range over the next 12 months. From a valuation perspective, stocks continue to look attractive. The S&P 500 is currently selling at close to the lowest multiple of earnings per share since 1995. The bond market is a less competitive alternative to stocks given that the 10 year Treasury bond yields only 4.75%. Bond returns continue to lag stock returns with these low nominal and real yields. With the clear weakening in the U.S. economy and the low level of yields in the bond market, some investors believe that corporate profits are likely to slow more precipitously. We continue to think that profits will approach the aforementioned 10% level but recognize that profit grow will be a key factor in determining stock prices over the next year. We also are on the cusp of a midterm election at which there may be some investor angst if there is a change in control of Congress. We do not expect this uncertainty to affect the market on a more lasting basis.

When we review the holdings in the Fund, we are confident in both the growth opportunities for the companies as well as the valuation of their shares. If there is a silver lining in the underperformance of growth managers over the past few years, it is that shares of high quality, growth companies remain reasonably valued in the market.

Thank you for choosing the Barrett Growth Fund. Please visit us at our website, www.barrettgrowthfund.com. If you have any questions, please call toll-free (877) 363-6333.

Sincerely,

Peter H. Shriver, CFA
President

Robert J. Milnamow	E. Wells Beck, CFA
Lead Portfolio Manager	Portfolio Manager

The outlook and views presented above are those of the Investment Adviser as of 10/31/06, and are subject to change. This information is intended for the shareholders of the Barrett Growth Fund and is not for distribution to prospective investors unless preceded or accompanied by a current prospectus. Investors should read the prospectus carefully before investing.

C/O US BANCORP FUND SERVICES, LLC
615 EAST MICHIGAN STREET MILWAUKEE, WI 53202
(877) 363-6333 WWW.BARRETTGROWTHFUND.COM